UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Opexa Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OPEXA THERAPEUTICS, INC.
2635 N. CRESCENT RIDGE DRIVE
THE WOODLANDS, TEXAS 77381

May 18, 2007

To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Opexa Therapeutics, Inc. on Monday, June 18, 2007 at 10:00 a.m., Central Daylight Time. The meeting will be held at Bruker Technology Park, 2700 North Crescent Ridge Drive, The Woodlands, Texas 77381.

Information about the Annual Meeting, including matters on which shareholders will act, may be found in the notice of annual meeting and proxy statement accompanying this letter. We look forward to greeting in person as many of our shareholders as possible.

    It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date, and promptly return the accompanying proxy in the enclosed envelope or by fax to (281) 872-8585. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

Sincerely yours,

By: /s/ DAVID B. MCWILLIAMS
David B. McWilliams, President and Chief Executive Officer

OPEXA THERAPEUTICS, INC.
2635 N. Crescent Ridge Drive
The Woodlands, TX 77381
_________________________________________________________________
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 18, 2007
_________________________________________________________________

The Annual Meeting of Shareholders of Opexa Therapeutics, Inc. will be held on Monday, June 18, 2007, at 10:00 a.m., Central Daylight Time at Bruker Technology Park, 2700 North Crescent Ridge Drive, The Woodlands, Texas 77381. Our shareholders are asked to vote to:

1.
Elect David B. McWilliams, Gregory H. Bailey, David Hung, Michael Richman and Scott B. Seaman to the Board of Directors to serve until our next annual meeting of shareholders or until their respective successors have been duly elected;

2.	Ratify the appointment of Malone & Bailey, PC, as independent auditors of the Company for its fiscal year ending December 31, 2007; and

3.	Transact any other business properly brought before the annual meeting and any adjournment or postponement thereof.

These business items are described more fully in the Proxy Statement accompanying this Notice.

    Only shareholders who owned our common stock at the close of business on April 30, 2007, can vote at this meeting or any adjournments that may take place. All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope for that purpose or by fax at (281) 872-8585. Your stock will be voted in accordance with the instructions you have given. Any shareholder attending the meeting may vote in person even if he or she has previously returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

By Order of the Board of Directors,

By: /s/ LYNNE HOHLFELD
Lynne Hohlfeld, Secretary

Dated: May 18, 2007

The board of directors solicits the enclosed proxy. Your vote is important no matter how large or small your holdings. To assure your representation at the meeting, please complete, sign exactly as your name appears, date and promptly mail the enclosed proxy card in the postage-paid envelope provided or fax to (281)872-8585.

2007 ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
TABLE OF CONTENTS

OPEXA THERAPEUTICS, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 18, 2007

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Company’s Board of Directors (“Board”) for use at the Annual Meeting of Shareholders to be held on Monday, June 18, 2007, at 10:00 a.m., Central Daylight Time (the “Annual Meeting”), or at any adjournment or postponement of this meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at Bruker Technology Park, 2700 North Crescent Ridge Drive, The Woodlands, Texas 77381. We intend to mail this Proxy Statement and accompanying proxy card to shareholders on or about May 18, 2007. The Board of Directors of Opexa Therapeutics, Inc., a Texas corporation, prepared this proxy statement for the purpose of soliciting proxies for our Annual Meeting of Shareholders. The terms “we,” “our,” the “Company” or “Opexa,” refers to Opexa Therapeutics, Inc.

 Availability of Annual Report and Form 10-KSB

Accompanying this Proxy Statement is the Company’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission. The Company makes available, free of charge through its website (www.opexatherapeutics.com), its annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after such documents are electronically filed with or furnished to the Securities and Exchange Commission. These reports can be found under “SEC Filings” through the “Investors” section of the Company’s website located at www. opexatherapeutics.com. The Company will provide to any shareholder without charge, upon the written request of that shareholder, a copy of the Company’s Annual Report on Form 10-KSB (without exhibits), including financial statements and the financial statement schedules, for the fiscal year ended December 31, 2006. Such requests should be addressed to Investor Relations, Opexa Therapeutics, Inc., 2635 N. Crescent Ridge Drive, The Woodlands, Texas 77381.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company’s Secretary, at the address of the Company’s executive offices noted above, written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

Quorum, Abstentions and Broker Non-Votes

Our common stock is the only type of security entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on April 30, 2007 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. As of April 26, 2007, there were 6,696,784 shares of common stock outstanding and entitled to vote. Each holder of record of shares of common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. Shares of common stock may not be voted cumulatively.

Proxies properly executed, duly returned to the Company and not revoked will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted “FOR” each of the five director nominees and “FOR” the ratification of the Company’s auditors. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If, however, any matter not described in this Proxy Statement is properly presented for action at the Annual Meeting, the persons named as proxies in the enclosed form of proxy will have discretionary authority to vote according to their own discretion.

The required quorum for the transaction of business at the Annual Meeting is a majority of the issued and outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting, whether present in person or represented by proxy. The bylaws of the Company provide that unless otherwise provided by law or by the Articles of Incorporation, all matters other than the election of directors shall be decided by the affirmative vote of a majority of the outstanding shares of stock represented in person or by proxy at the Annual Meeting. Shares of common stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, regardless of whether the proxy is marked as casting a vote or abstaining. Shares of stock represented by “broker non-votes” (i.e., shares of stock held in record name by brokers or nominees) as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy card or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter will be treated as present for purposes of determining a quorum.

Voting

Proposal 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. This means the five nominees for directors receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not affect the election of a candidate who receives a plurality of votes. Shareholders may not cumulate votes in the election of directors.

Proposal 2. Ratification of our independent public accountants requires the approval of a majority of the outstanding shares of stock represented in person or represented by proxy at the Annual Meeting. Abstentions as to Proposal Two will have the same effect as votes against the proposal. Broker non-votes as to Proposal Two, however, will be deemed shares not entitled to vote on the proposal, will not be counted as votes for or against the proposal, and will not be included in calculating the number of votes necessary for approval of the proposal.

Solicitation

The cost of soliciting proxies will be borne by the Company. In addition to soliciting shareholders by mail and through its regular employees, the Company will request that banks and brokers and other persons representing beneficial owners of the shares forward the proxy solicitation material to such beneficial owners and the Company may reimburse these parties for their reasonable out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

Shareholder Proposals

Proposals of shareholders that are intended to be presented at our 2008 Annual Meeting of Shareholders in the proxy materials for such meeting must comply with the requirements of SEC Rule 14a-8 and must be received by our Secretary no later than January 25, 2008, in order to be included in the Proxy Statement and proxy materials relating to our 2008 Annual Meeting of Shareholders. Moreover, with respect to any proposal by a shareholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at our next annual meeting, such shareholder must provide written notice of such proposal to our Secretary at our principal executive offices by April 9, 2008. With respect to a proposal not to be included in the proxy statement and the proposal is permitted at the Annual Meeting, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, even if the shareholders have not been advised of the proposal. In addition, shareholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of our Bylaws.

Dissenter’s Rights

Neither Texas law nor our articles of incorporation or bylaws provide our shareholders with dissenters’ rights in connection with the election of directors.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors currently consists of five members. The Nominating Committee of the Board of Directors has nominated for re-election David McWilliams, Scott Seaman, Gregory Bailey, David Hung and Michael Richman to serve on the Board. Each of the nominees currently sits on the Board. The shares represented by the enclosed proxy will be voted for the election as directors the five nominees named below to serve until the 2008 Annual Meeting or until their successors have been duly elected and qualified. The five persons receiving the highest number of “For” votes represented by shares of Company common stock present in person or represented by proxy and entitled to be voted at the Annual Meeting will be elected. All of the nominees have indicated to the Company that they will be available to serve as directors. If any of the nominees becomes unavailable for any reason or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other person or persons recommended by the Board of Directors as may be determined by the holders of the proxy. There are no family relationships among our executive officers and directors.

Director Nominees

Individuals nominated for election are:
Name	Age	Position
David B. McWilliams	64	President, Chief Executive Officer and Director
Scott B. Seaman	51	Director
Gregory H. Bailey	51	Director
David Hung	49	Director
Michael S. Richman	46	Director

David B. McWilliams - was appointed President and Director in August 2004. From December 2003 until August 2004, Mr. McWilliams was a private investor. From June 2003 to December 2003, Mr. McWilliams served as president and chief executive officer of Bacterial Barcodes, Inc., a molecular diagnostics company. From May 2002 to June 2003, Mr. McWilliams served as chief executive officer of Signase, Inc., a cancer therapy company. Mr. McWilliams served as chief executive officer of Encysive Pharmaceuticals Inc., a cardiovascular therapeutics company from June 1992 to March 2002. Prior to June 1992, Mr. McWilliams served as chief executive officer of Repros Therapeutics, Inc., a human reproductive products company. Prior to that time, Mr. McWilliams was a senior executive with Abbott Laboratories and a management consultant with McKinsey & Co. He currently serves as a director of Novelos Therapeutics, Inc. Mr. McWilliams also serves on the boards of the Texas Healthcare and Bioscience Institute and the Houston Technology Center. Mr. McWilliams received an MBA in finance from the University of Chicago, and a B.A. in chemistry, Phi Beta Kappa, from Washington and Jefferson College.

Scott B. Seaman - has served as a Director of the Company since April 2006. Mr. Seaman currently serves as the executive director and treasurer of the Albert and Margaret Alkek Foundation of Houston, Texas, a private foundation primarily supporting institutions in the Texas Medical Center in Houston, Texas. Since January 1996 to present, Mr. Seaman has served as the chief financial officer of Chaswil Ltd., an investment management company. Since September 1986, Mr. Seaman has served as secretary and treasurer of M & A Properties Inc., a ranching and real estate concern. Since January 2003, Mr. Seaman has served as chairman and, since July 2004, president of ICT Management Inc., the general partner of Impact Composite Technology Ltd., a composite industry supplier. Since May 2004, Mr. Seaman has served as a Member of the Investment Committee of Global Hedged Equity Fund LP, a hedge fund. Mr. Seaman received a bachelor’s degree in business administration from Bowling Green State University.

Gregory H. Bailey, M.D. has served as a Director of the Company since April 2006. In January 2007, Dr. Bailey became the managing partner of Palantir Group, Inc., a biotech merchant bank. Dr. Bailey served as a managing director at MDB Capital Group LLC from May 2004 to January 2007. From June 2002 to June 2003, Dr. Bailey served as a managing director of Gilford Securities, Inc and from 1998 to June 2002, he served as a managing director of Knightsford Bank Corp. Since May 2005, he also has served as director of Medivation, Inc., a public company focused on acquiring biomedical technologies. Dr. Bailey was a practicing physician for ten years and holds a M.D. from the University of Western Ontario.

David Hung, M.D. has served as a Director since May 2006. Dr. Hung has served as the president, chief executive officer and as a director of Medivation, Inc. since December 2004. Dr. Hung also has served as the president and chief executive officer, and member of the board of directors, of Medivation, Inc.’s subsidiary, Medivation Neurology, Inc. since its inception in September 2003. From 1998 until 2001, Dr. Hung was employed by ProDuct Health, Inc., a privately held medical device company, as Chief Scientific Officer (1998-1999) and as president and chief executive officer (1999-2001). From December 2001 to January 2003, Dr. Hung served as a consultant to Cytyc Health Corporation. Dr. Hung received his M.D. from the University of California at San Francisco, and his A.B. in biology and organic chemistry from Harvard College.

Michael S. Richman has served as a Director of the Company since June 2006. Mr. Richman is executive vice president and chief operating officer of MacroGenics, Inc. He joined MacroGenics, Inc in 2002 with approximately twenty years experience in corporate business development within the biotechnology industry. From 2000 to 2006, Mr. Richman served as senior vice president, corporate development administration at MedImmune, and vice president, business development from 1996 to 2000. Mr. Richman received his M.S.B.A. degree from San Francisco State University with a concentration in International Business, and a B.S. degree from the University of California at Davis.

2006 Board Meetings

The Board held 19 meetings during the fiscal year ended December 31, 2006 and each Board member attended at least 75% or more of the Board meetings.

The Board of Directors recommends that the shareholders vote “FOR” the election to the Board of each of the above nominees.

PROPOSAL NUMBER 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee selected Malone & Bailey, PC independent registered public accounting firm, to audit the financial statements of the Company for the year ending December 31, 2007, as well as its internal control over financial reporting as of December 31, 2007 and requests that the shareholders ratify such selection. In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent accounting firm at any time during the subsequent year if the Board determines that such a change would be in the best interests of the Company and its stockholders.

The Company is asking the stockholders to ratify the selection of Malone & Bailey, PC as the Company’s independent public accountants for the fiscal year ending December 31, 2007. The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting will be required to ratify the selection of Malone & Bailey, PC.

A representative of Malone & Bailey, PC is expected to attend the Annual Meeting and is not expected to make a statement, but will be available to respond to appropriate questions and may make a statement if such representative desires to do so.

The board of directors recommends a vote “FOR” the ratification of the selection of Malone & Bailey, PC as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2007. The ratification requires a majority vote of the shares represented by person or proxy at the annual meeting.

BOARD COMMITTEES

We currently have an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.

Audit Committee.The Audit Committee of the Board currently consists of Dr. Hung, Mr. Richman and Mr. Seaman. The Audit Committee selects, on behalf of our Board of Directors, an independent public accounting firm to be engaged to audit our financial statements, discuss with the independent auditors their independence, review and discuss the audited financial statements with the independent auditors and management and recommend to our Board of Directors whether the audited financials should be included in our Annual Reports to be filed with the SEC. The Audit Committee operates pursuant to a written charter, which was adopted in February 2005. During the last fiscal year, the Audit Committee held four meetings, and all the members of the Audit Committee attended each meeting.

All of the members of the Audit Committee are non-employee directors who: (1) met the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as well as Rule 4200 (A)(15) of the Nasdaq Marketplace Rules (“Nasdaq”); (2) did not participate in the preparation of our financial statements; and (3) are able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. The Board has determined that Mr. Seaman qualifies as an “Audit Committee financial expert” as defined by Item 407(d)(5) of Regulation S-B.

Principal Accountant Fees and Services.The aggregate fees billed by the principal accountant, Malone & Bailey, PC, for the audit and related audit services for the period ending December 31, 2006 and 2005, were $167,462 and $115,710 respectively.

No other fees were billed for services by Malone & Bailey, PC, other than those covered in the preceding paragraph. No professional fees were billed for financial information, tax advice or planning, or system design and implementation.

Policy on Audit Committee Pre-Approval and Permissible Non-Audit Services of Independent Auditors.The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. The Audit Committee has established a policy requiring its pre-approval of all audit and permissible non-audit services provided by the independent auditor. The Audit Committee considers whether such services are consistent with the rules of the SEC on auditor independence as well as whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as familiarity with the Company's business, people, culture, accounting systems, risk profile and other factors and input from the Company's management. The Audit Committee's charter authorizes the Audit Committee to delegate to one or more of its members the pre-approval of audit and permissible non-audit services provided that those members report any pre-approvals to the full committee. The policy prohibits the Audit Committee from delegating to management the Audit Committee's responsibility to pre-approve permitted services of the independent auditor. During the fiscal year ended December 31, 2006, all of the services related to the audit fees described above were pre-approved by the Audit Committee and none were provided pursuant to any waiver of the pre-approval requirement.

Compensation Committee. The Compensation Committee of the board consists of Dr. Hung, Mr. Richman and Mr. Seaman, who are independent directors, pursuant to applicable rules and regulations, promulgated by the SEC and Nasdaq. The Compensation Committee reviews and approves (1) the annual salaries and other compensation of our executive officers and (2) individual stock and stock option grants. The Compensation Committee also provides assistance and recommendations with respect to our compensation policies and practices and assists with the administration of our compensation plans. During the last fiscal year the Compensation Committee held one meeting, and all members of the Compensation Committee attended the meeting.

In addition, the Board has adopted a written charter for the Compensation Committee, adopted in August 2004, which is available on our website at www.opexatherapeutics.com.

 Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee of the board currently consists of Dr. Hung, Mr. Richman and Mr. Seaman, each of whom are found by the Board of Directors to be an “independent director” pursuant to the applicable rules and regulations promulgated by the SEC and Nasdaq. The nominating and corporate governance committee assists our Board of Directors in fulfilling its responsibilities by: identifying and approving individuals qualified to serve as members of our Board of Directors, selecting director nominees for our annual meetings of shareholders, evaluating the performance of our Board of Directors, and developing and recommending to our Board of Directors corporate governance guidelines and oversight with respect to corporate governance and ethical conduct. This committee operates pursuant to a written charter adopted in February 2005, which is available on our website at http://www.opexatherapeutics.com. During the last fiscal year the Nominating and Corporate Governance Committee held one meeting, and all members of the Compensation Committee attended the meeting.

Director Qualifications. In discharging its responsibilities to nominate candidates for election to the Board of Directors, the Nominating and Corporate Governance Committee has not specified any minimum qualifications for serving on the Board of Directors. However, the Nominating and Corporate Governance Committee endeavors to evaluate, propose and approve candidates with business experience and personal skills in finance, marketing, financial reporting and other areas that may be expected to contribute to an effective board. The Nominating and Corporate Governance Committee seeks to assure that the Board of Directors is composed of individuals who have experience relevant to the needs of the Company and who have the highest professional and personal ethics, consistent with the Company’s values and standards. Candidates should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Each director must represent the interests of all shareholders.

Identifying and Evaluating Nominees for Directors. The Nominating and Corporate Governance Committee will utilize a variety of methods for identifying and evaluating nominees for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current board members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. The Nominating and Corporate Governance Committee will consider properly submitted shareholder nominations for candidates for the Board. Following verification of the shareholder status of persons proposing candidates, recommendations will be aggregated and considered by the Nominating and Corporate Governance Committee. If any materials are provided by the shareholder in connection with the nomination of a director candidate, such materials will be forwarded to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder.

Compensation Committee Interlocks and Insider Participation. Our Compensation Committee is comprised of Dr. Hung, Mr. Richman and Mr. Seaman. None of the committee members has ever been an employee of Opexa Therapeutics, Inc. None of our executive officers serve as a member of the Board of Directors or Compensation Committee of any entity that has any executive officer serving as a member of our Board of Directors or on our Compensation Committee.

Attendance at Annual Meetings.Members of the Board of Directors are encouraged to attend the Company’s annual meeting; however, attendance is not mandatory. All five board members attended last year’s annual meeting.

Communications to the Board of Directors.  The Board of Directors has adopted the following policy for shareholders who wish to communicate any concern directly with the Board of Directors. Shareholders may mail or deliver their communication to the Company’s principal executive offices, addressed as follows:

Addressee (*)
c/o Secretary
Opexa Therapeutics, Inc..
2635 North Crescent Ridge Drive
The Woodlands, TX 77381

*Addressees: Board of Directors; Audit Committee of the Board of Directors; Nominating Committee of the Board of Directors; Compensation Committee of the Board of Directors; name of individual director.

Copies of written communications received at such address will be forwarded to the addressee as soon as practicable.

OWNERSHIP OF VOTING SECURITIES

Beneficial Ownership

The following table sets forth, as of March 26, 2007, the number and percentage of outstanding shares of our common stock owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) the named executive officers as defined in Item 402 of Regulation S-B; and (d) all current directors and executive officers, as a group. As of March 26, 2007, there were 6,696,784 shares of common stock issued and outstanding.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name and Address of Beneficial Owner (1)	Number of Shares Owned		Percentage of Class
Beneficial Owners of more than 5%:
SF Capital Partners Ltd. (2)	1,000,000	(3)	14.93%
Magnetar Capital Master Fund, Ltd (4)	669,115	(5)	9.99%
Austin W. Marxe and David M. Greenhouse (6)	1,512,927	(6)	21.02%
Albert and Margaret Alkek Foundation (7)	685,973	(8)	9.99%
Alkek & Williams Ventures Ltd. (9)	406,889	(10)	5.95%
DLD Family Investments, LLC (11)	361,111	(12)	5.29%

Officers and Directors:
Scott B. Seaman (9)	464,523	(13)	6.75%
David B. McWilliams	95,593	(14)	1.41%
Lynne Hohlfeld	7,500	(15)	*
Gregory H. Bailey	80,178	(16)	1.18%
David Hung	26,250	(17)	*
Michael Richman	26,250	(18)	*
All directors and executive officers as a group (6 persons)**	700,294	(19)	9.87%

______
* Less than 1%

(1)	Unless otherwise indicated, the mailing address of the beneficial owner is c/o Opexa Therapeutics, Inc., 2635 N. Crescent Ridge Drive, The Woodlands, Texas 77381.

(2)
Michael A. Roth and Brian J. Stark exercise joint voting and dispositive power over all of the shares of common stock beneficially owned by SF Capital Partners Ltd., but Messrs Roth and Stark disclaim beneficial ownership of such shares. The information in this footnote is primarily based on a Schedule 13G filed with the SEC on April 17, 2006 and other information provided to us. The mailing address of SF Capital Partners Ltd. is c/o Stark Offshore Management, LLC, 3600 South Lake Drive, St. Francis, WI 53235.

(3)
Excludes 500,000 shares of Company common stock underlying the Warrant (“Warrant”) that SF Capital Partners Ltd. is contractually prohibited from exercising to the extent that it would beneficially own in excess of 9.999% of the total number of issued and outstanding shares of common stock after such exercise. “Warrant” refers, in each case to the Warrants dated April 11, 2006.

(4)
Magnetar Financial LLC is the investment advisor of Magnetar Capital Master Fund, Ltd. (“Magnetar”) and consequently has voting control and investment discretion over securities held by Magnetar.  Magnetar Financial LLC disclaims beneficial ownership of the shares held by Magnetar.  Alec Litowitz has voting control over Supernova Management LLC, which is the general partner of Magnetar Capital Partners LP, the sole managing member of Magnetar Financial LLC.  As a result, Mr. Litowitz may be considered the beneficial owner of any shares deemed to be beneficially owned by Magnetar Financial LLC.  Mr. Litowitz disclaims beneficial ownership of these shares. The mailing address of the beneficial owner is 1603 Orrington Ave., 13th Floor, Evanston, Illinois 60201.

(5)
Excludes 320,000 shares of Company common stock underlying a Warrant that Magnetar is contractually prohibited from exercising to the extent that it would beneficially own in excess of 9.999% of the total number of issued and outstanding shares of common stock after such exercise.

(6)
Consisting of: (i) 331,000 shares of common stock and 165,500 shares of common stock issuable upon the exercise of a Warrant held by Special Situations Fund III QP, L.P., (ii) 28,400 shares of common stock and 14,200 shares of common stock issuable upon the exercise of a Warrant held by Special Situations Fund III, L.P., (iii) 90,600 shares of common stock and 45,300 shares of common stock issuable upon the exercise of a Warrant held by Special Situations Cayman Fund, L.P., (iv) 400,000 shares of common stock and 200,000 shares of common stock issuable upon the exercise of a Warrant held by Special Situations Private Equity Fund, L.P., and (v) 150,000 shares of common stock and 75,000 shares of common stock issuable upon the exercise of a Warrant held by Special Situations Life Sciences Fund, L.P. MGP Advisors Limited (“MGP”) is the general partner of Special Situations Fund III, QP, L.P. and Special Situations Fund III, L.P. AWM Investment Company, Inc. (“AWM”) is the general partner of MGP and the general partner of and investment adviser to the Special Situations Cayman Fund, L.P. MG Advisers, L.L.C. (“MG”) is the general partner of and investment adviser to the Special Situations Private Equity Fund, L.P. LS Advisers, LLC (“LS”) is the general partner and investment adviser to the Special Situations Life Sciences Fund, L.P. Austin W. Marxe and David M. Greenhouse are the principal owners of MGP, AWM, MG and LS. Through their control of MGP, AWM, MG and LS, Messrs. Marxe and Greenhouse share voting and investment control over the portfolio securities of each of the funds listed above. The information in this footnote is primarily based on a Form 4 filed with the SEC on December 28, 2006 and other information provided to us. The mailing address of Messrs. Marxe and Greenhouse is 527 Madison Avenue, Suite 2600, New York, New York 10022.

(7)
This information is based on the Schedule 13D filed with the SEC on April 24, 2006, as amended, by Albert and Margaret Alkek Foundation (the “Foundation”), Alkek & Williams Ventures, Ltd. (“Ventures”), Scott Seaman, DLD Family Investments, LLC, and the other reporting persons named therein the (“Foundation 13D”). The Foundation acts through an investment committee of its board of directors, which includes Mr. Daniel Arnold, Mr. Joe Bailey, Mr. Scott Seaman and Ms. Randa Duncan Williams. Mr. Seaman is the executive director of the Foundation and chairman of the investment committee. The investment committee has sole voting and investment power over all of the shares of common stock beneficially owned by the Foundation. However, pursuant to the Foundation 13D, neither the executive director nor any member of the investment committee may act individually to vote or sell shares of common stock held by the Foundation; therefore, the Foundation has concluded that no individual committee member is deemed to beneficially own, within the meaning of Rule 13d-3 of the Exchange Act, any shares of common stock held by the Foundation solely by virtue of the fact that he or she is a member of the investment committee. Additionally, pursuant to the Foundation 13D, the Foundation has concluded that because Mr. Seaman, in his capacity as executive director or chairman of the investment committee, cannot act in such capacity to vote or sell shares of common stock held by the Foundation without the approval of the investment committee, he is not deemed to beneficially own, within the meaning of Rule 13d-3 of the Exchange Act, any shares of common stock held by the Foundation by virtue of his position as executive director or chairman of the investment committee. The mailing address of the beneficial owner is 1221 McKinney #4525, Houston, Texas 77010.

(8)
Consisting of: (i) 22,222 shares of common stock underlying Series C Warrants exercisable at $30.00 per share and (ii) 147,084 shares of common stock underlying a Warrant. Excludes 102,916 shares of Company common stock underlying a Warrant that the Foundation is contractually prohibited from exercising to the extent that it would beneficially own in excess of 9.999% of the total number of issued and outstanding shares of common stock after such exercise.  Pursuant to the Foundation 13D, the Foundation and other reporting persons named therein may be deemed to constitute a group for purposes of Section 13(d) or Section 13(g) of the Exchange Act.   However, the Foundation, Ventures, Chaswil, Ltd., and Mr. Seaman expressly disclaim (i) that, for purposes of Section 13(d) or Section 13(g) of the Exchange Act, they are a member of a group with respect to securities of the Company held by DLD Family Investments, LLC, Mr. Arnold, Mr. Bailey or Ms. Williams and (ii) that they have agreed to act together with DLD Family Investments, LLC, Mr. Arnold, Mr. Bailey or Ms. Williams as a group other than as described in the Foundation 13D. Therefore, this does not include the following securities: (i) 233,334 shares of common stock held by DLD Family Investments, LLC; (ii) 17,778 shares of common stock underlying Series C warrants exercisable at $30.00 per share held by DLD Family Investments, LLC; (iii) 110,000 shares of common stock underlying a Warrant held by DLD Family Investments, LLC; (iv) 26,667 shares of common stock held by Mr. Arnold; (v) 8,889 shares of common stock underlying Series C warrants exercisable at $30.00 per share held by Mr. Arnold; (vi) 10,000 shares of common stock underlying a Warrant held by Mr. Arnold; (vii) 10,000 shares of common stock held by Mr. Bailey; (viii) 5,000 shares of common stock underlying a Warrant held by Mr. Bailey; (ix) 263,667 shares of common stock held by Ventures; (x) 18,223 shares of common stock underlying Series C warrants exercisable at $30.00 per share held by Ventures; (xi) 125,000 shares of common stock underlying a Warrant held by Ventures; (xii) 18,550 Series of common stock held by Mr. Seaman; (xiii) 5,334 shares of common stock underlying Series C warrants exercisable at $30.00 per share held by Mr. Seaman; and (xiv) 7,500 shares of common stock underlying a Warrant held by Mr. Seaman. The information in this footnote is primarily based on the Foundation 13D and other information provided to us.

(9)
Chaswil, Ltd. is the investment manager of Ventures and holds voting power and investment power with respect to Company securities held by Ventures pursuant to a written agreement. Scott B. Seaman is a principal of Chaswil, Ltd and has shared voting power and shared investment power over all of the shares of common stock beneficially owned by Ventures. The information in this footnote is primarily based on the Foundation 13D and other information provided to us. The mailing address of the beneficial owner is 1221 McKinney #4525, Houston, Texas 77010.

(10)
Consisting of: (i) 263,667 shares of common stock; (ii) 18,223 shares of common stock underlying Series C warrants exercisable at $30.00 per share and (iii) 125,000 shares of common stock underlying a Warrant.

(11)
Randa Duncan Williams is the principal of DLD Family Investments, LLC and she may be deemed to exercise voting and investment power with respect to such shares. The information in this footnote is primarily based on the Foundation 13D and other information provided to us. The mailing address of the beneficial owner is P.O. Box 4735, Houston, Texas 77210-4735.

(12)
Consisting of: (i) 233,334 shares of common stock held by DLD Family Investments, LLC; (ii) (ii) 17,778 shares of common stock underlying Series C warrants exercisable at $30.00 per share held by DLD Family Investments, LLC; and (iii) 110,000 shares of common stock underlying the Warrants held by DLD Family Investments, LLC. Ms. Williams is on the investment committee for the Foundation. Pursuant to the Foundation 13D, the Foundation has concluded that no individual committee member is deemed to beneficially own, within the meaning of Rule 13d-3 of the Exchange Act, any shares of common stock held by the Foundation solely by virtue of the fact that he or she is a member of the investment committee. The information in this footnote is primarily based on the Foundation 13D and other information provided to us. The mailing address of the beneficial owner is P.O. Box 4735, Houston, Texas 77210-4735.

(13)
Consisting of: (i) 26,250 shares underlying an option; (ii) 263,667 shares of common stock held by Ventures; (iii) 18,223 shares of common stock underlying Series C warrants exercisable at $30.00 per share held by Ventures; (iv) 125,000 shares of common stock underlying the Warrants held by Ventures; (v) 5,334 shares of common stock underlying Series C warrants exercisable at $30.00 per share; and (vi) 7,500 shares of common stock underlying the Warrants. (See footnote 8 for additional discussion of the information set forth in clauses (ii) through (iv) of the preceding sentence.) Pursuant to the Foundation 13D, this does not include the following shares which Mr. Seaman has determined he does not have beneficial ownership or disclaimed beneficial ownership: (i) 516,667 shares of common stock held by the Foundation; (ii) 22,223 shares of common stock underlying Series C warrants exercisable at $30.00 per share held by the Foundation; (iii) 250,000 shares of common stock underlying a Warrant held by the Foundation; and (iv) 1,500 shares of common stock that Mr. Seaman has agreed to transfer to his ex-wife pursuant to an Agreement Incident to Divorce dated April 4, 2006. (See footnote 7 for additional discussion of the information set forth in clauses (i) through (iii) of the preceding sentence.) The mailing address of the beneficial owner is 1221 McKinney #4545, Houston, Texas 77010.

(14)	Consisting of: (i) 82,000 shares of common stock underlying stock options and (ii) 6,968 shares of common stock underlying Series C warrants exercisable at $30.00 per share.

(15)	Consisting of 7,500 shares of common stock underlying options.

(16)
Consisting of: (i) 26,250 shares underlying stock options; (ii) a warrant to purchase 38,928 shares of common stock exercisable at $5.00 per share; (iii) 10,000 shares of common stock held by Palantir Group, Inc., an entity in which Dr. Bailey has investment and voting power; and (iv) 5,000 shares of common stock underlying a Warrant held by Palantir Group, Inc.

(17)	Consisting of 26,250 shares of common stock underlying options.

(18)	Consisting of 26,250 shares of common stock underlying stock options.

(19)
Consisting of: (a) the following held by Mr. Seaman or which Mr. Seaman may be deemed to have voting and investment power (i) 26,250 shares underlying an option; (ii) 263,667 shares of our common stock held by Ventures; (iii) 18,223 shares of our common stock underlying Series C warrants exercisable at $30.00 per share held by Ventures; (iv) 125,000 shares of our common stock underlying a Warrant held by Ventures; (v) 5,334 shares of our common stock underlying Series C warrants exercisable at $30.00 per share; and (vi) 7,500 shares of our common stock underlying a Warrant; (b) the following held by Mr. McWilliams (i)82,000 shares of common stock underlying stock options and (ii) 6,968 shares of our common stock underlying Series C warrants exercisable at $30.00 per share; (c) the following held by Dr. Bailey or which Dr. Bailey has voting and investment power; (i) 26,250 shares underlying stock options; (ii) 38,928 shares of common stock underlying a Warrant exercisable at $5.00 per share; (iii) 10,000 shares of common stock held by Palantir Group, Inc.; and (iv) 5,000 shares of commons underlying a Warrant held by Palantir Group, Inc.; (d) 26,250 shares underlying stock options held by Dr. Hung; and (e) 26,250 shares underlying stock options held by Mr. Richman.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of changes in ownership of our common stock with the SEC within two business days following such change. We have reviewed statements of beneficial ownership furnished to us and written representations made by our executive officers and directors. Based solely on this review, we believe that our officers and directors complied with all applicable filing requirements during the fiscal year ended December 31, 2006.

EXECUTIVE COMPENSATION

Executive Officers

Our executive officers are as follows:

Name	Age	Position
David B. McWilliams	63	President, Chief Executive Officer and Director
Lynne Hohlfeld	46	Chief Financial Officer

The following biographical information is for Ms. Hohlfeld (please see Proposal 1 for biographical information for Mr. McWilliams):

Lynne Hohlfeld was appointed Chief Financial Officer and Secretary on June 30, 2006. From April 2006 through June 2006, Ms. Hohlfeld served as Vice President, Finance of the Company. From September 2004 until April 2006, Ms. Hohlfeld served as vice president and chief financial officer of Denota Ventures. From August 2000 until March 2004, Ms. Hohlfeld served as senior vice president, chief operating officer and chief financial officer of Bacterial Barcodes, Inc., a Houston-based molecular diagnostics company spun out of the Baylor College of Medicine. Ms. Hohlfeld served as senior vice president and chief financial officer of Spectral Genomics of Houston upon its merger with Bacterial Barcodes in March 2004. Ms. Hohlfeld was also employed by LifeCell Corporation from 1997 to 1999, serving as controller. Ms. Hohlfeld’s career includes positions at Dixie Chemical Company, Price Waterhouse Coopers, McKenna & Company, and Arthur Andersen. Ms. Hohlfeld received a B.B.A. in accounting from the University of Wisconsin - Madison and is a certified public accountant.

Executive Employment Contract

Mr. McWilliams is employed by the Company pursuant to an Amended and Restated Employment Agreement entered into in June 2006. Pursuant to the agreement, Mr. McWilliams is employed as the Chief Executive Officer and a Director of the Company at an annual salary of $275,000. The term of employment expires in June 2008 and may be extended for periods of one year; however, the employment agreement may be terminated at any time voluntarily by him or without cause by the Board. If employment is terminated by the Board without cause, Mr. McWilliams will receive twelve months base salary plus any earned but unpaid bonus and vacation pay. Any and all stock options granted to Mr. McWilliams prior to termination that are scheduled to become vested within a 12 month period after termination will be accelerated to become vested as of the termination date. Mr. McWilliams shall have 90 days from termination to exercise any vested stock options. Upon a change of control, the Company has agreed to pay Mr. McWilliams: (i) the greater of the remaining compensation owed Mr. McWilliams under the term of the agreement or twelve months pay; (ii) any earned but unpaid bonus and vacation pay; and (iii) any and all stock options granted Mr. McWilliams will vest immediately upon a change of control.

Summary Compensation Table for 2006

The following tables set forth certain information regarding our CEO and each of our most highly-compensated executive officers whose total annual salary and bonus for the fiscal years ending December 31, 2006 and 2005 exceeded $100,000.

Name and Principal Position	Year	Salary ($)	Options Awards ($)(4)	Total ($)
David B. McWilliams (1)	2006	264,497	497,377	761,874
CEO, President, Director

Lynne Hohlfeld (2)	2006	131,250	40,839	172,089
CFO and Secretary

C. William Rouse (3)	2006	90,000	850,819	940,819
CFO and Secretary
________
(1)	Served as chief executive officer since August 2004.
(2)	Served as chief financial officer since June 2006. Ms. Hohlfeld joined the company in April, 2006 at an annual salary of $175,000.
(3)	Served as chief financial officer from May 2004 through June 2006.
(4)
Reflects the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2006 in accordance with FAS 123(R) (but disregarding forfeiture estimates related to service-based vesting conditions) and, accordingly, includes amounts from options granted prior to 2006. See the information appearing under the heading entitled “Stock Options and Warrants” in footnote number 11 to our consolidated financial statements included as part of our Annual report on Form 10-KSB for the year ended December 31, 2006 for certain assumptions made in the valuation of options granted in the years ended December 31, 2006, 2005 and 2004.

Grants of Plan-Based Awards for 2006

The following table presents each grant of stock options in 2006 to the individuals named in the summary compensation table above. Each of the options listed was granted pursuant to the Company’s June 2004 Compensatory Stock Option Plan.

Name	Grant Date	Number of Securities Underlying Options	Exercise Price of Option Awards	Grant Date Fair Value of Options
David B. McWilliams (1)	05/02/06	120,000	$5.00	$1,140,000
Lynne Hohlfeld (1)	04/20/06	22,500	$5.00	$130,500
Lynne Hohlfeld (1)	07/12/06	12,500	$8.25	$103,125
C.W. Rouse (2)	05/02/06	65,000	$5.00	$617,499
C.W. Rouse (3)	05/02/06	10,000	$5.00	$95,000
________
(1)	Vests over three years; 1/3 on each anniversary date of grant.
(2)	1/3 vests on grant date; remainder vests on 4/28/07.
(3)	Vests on 6/29/06.

Outstanding Equity Awards at 2006 Fiscal Year-End

Option Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
David B. McWilliams	-	120,000	5.00	05/02/16
	5,000	-	30.00	01/21/10
	37,000	-	30.00	08/31/09

Lynne Hohlfeld	-	22,500	5.00	04/20/16
	-	12,500	8.25	07/12/16

C. William Rouse	21,667	43,333	5.00	05/02/11
	10,000	-	5.00	05/02/11
	3,333	1,667	30.00	01/21/10
	6,667	3,333	30.00	04/28/09

Code of Ethics for the CEO, CFO and Senior Financial Officers

In 2005, in accordance with SEC rules, the then audit committee and the Board of Directors adopted the CEO, CFO and Senior Financial Officers Code of Ethical Conduct. The Board of Directors believes that these individuals must set an exemplary standard of conduct, particularly in the areas of accounting, internal accounting control, auditing and finance. This code sets forth ethical standards to which the designated officers must adhere and other aspects of accounting, auditing and financial compliance.

COMPENSATION OF DIRECTORS

The following table presents summary information for the year ended December 31, 2006 regarding the compensation of the non-employee members of our board of directors. Mr. Boveroux, Mr. Kamin and Mr. Wesner resigned from the board in April 2006. Mr. Frison resigned from the board at the end of his term in June 2006. Mr. Seaman and Dr. Bailey were appointed to the board in April 2006. Dr. Hung was appointed to the board in May 2006 and Mr. Richman was appointed to the board in June 2006.

Name	Fees Earned or Paid in Cash ($)	Options Awards ($) (1)	Total ($)
Gregory H. Bailey (2)	-	207,812	207,812
David Hung (2)	-	207,812	207,812
Michael Richman (2)	-	214,375	214,375
Scott B. Seaman (2)	-	207,812	207,812
Brooks Boveroux (3)	22,000	59,523	81,523
Paul Frison (4)	8,500	83,101	91,601
Tony Kamin (5)	15,500	360,204	375,704
Terry Wesner (6)	9,000	115,781	124,781
_______
(1)
Reflects the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2006 in accordance with FAS 123R (but disregarding forfeiture estimates related to service-based vesting conditions) and, accordingly, includes amounts from options granted prior to 2006. See the information appearing under the heading entitled “Stock Options and Warrants” in footnote number 11 to our consolidated financial statements included as part of our Annual report on Form 10-KSB for the year ended December 31, 2006 for certain assumptions made in the valuation of options granted in the years ended December 31, 2006, 2005 and 2004.

(2)	35,000 option awards outstanding at fiscal year end.
(3)	7,750 option awards outstanding at fiscal year end.
(4)	10,000 option awards outstanding at fiscal year end.
(5)	16,750 option awards outstanding at fiscal year end.
(6)	10,750 option awards outstanding at fiscal year end.

No options were exercised during the fiscal year ended December 31, 2006.

The following table presents the fair value of each grant of stock options in 2006 to non-employee members of our board of directors, computed in accordance with FAS 123R:

Name	Grant Date	Number of Securities Underlying Options	Exercise Price of Option Awards	Grant Date Fair Value of Options
Gregory H. Bailey	05/02/06	35,000	$5.20	$332,500
David Hung	05/02/06	35,000	$5.20	$332,500
Michael Richman	06/16/06	35,000	$9.80	$343,000
Scott B. Seaman	05/02/06	35,000	$5.20	$332,500
Brooks Boveroux	05/03/06	2,000	$5.20	$19,200
Paul Frison	05/03/06	2,500	$5.20	$24,000
Tony Kamin	05/03/06	2,000	$5.20	$19,200
Terry Wesner	05/03/06	2,000	$5.20	$19,200
Terry Wesner (1)	06/16/06	500	$9.80	$4,900
______
(1)	Options awarded in exchange for numerous web domain names transferred to the Company.

Mr. McWilliams who is a director and an officer does not receive any compensation for his services as a member of our Board of Directors. As director’s compensation for the period ending April 13, 2007, we approved the issuance of a ten year option to purchase 35,000 shares of common stock to Dr. Bailey, Mr. Seaman and Dr. Hung at an exercise price of $5.20 per share. On June 16, 2006 we approved the issuance of a ten year option to purchase 35,000 shares of common stock to Mr. Richman at an exercise price of $9.80 per share. Each of these options vest 50% on the date of grant, 25% on the first anniversary and the remaining 25% on the second anniversary with ninety day acceleration upon the director’s termination. We reimburse our directors for travel and lodging expenses in connection with their attendance at board and committee meetings.

In April 2006, the Board approved the accelerated vesting of the options held by Messrs. Boveroux, Wesner, Kamin and Frison and extended the term to exercise for three years. As compensation for the directors’ prior efforts, the Board approved the issuance of three year options to purchase 2,000 shares to each of Messrs. Boveroux, Wesner and Kamin and 2,500 shares to Mr. Frison. These options are exercisable at $5.20 per share and vest in one year.

Certain Relationships and Related Transactions, Business Relationships and Indebtedness of Management

Prior to the April 2006 financing, Mr. Seaman, individually owned 5,050 shares of our common stock, and Series C warrants to purchase 4,000 shares of the our common stock. In addition, Ventures, an entity in which Mr. Seaman may be deemed to have voting power and/or investment power, owned 13,667 shares of our common stock, and Series C warrants to purchase 18,223 shares of the Company’s common stock. In connection with the April 2006 financing, (i) Mr. Seaman individually purchased 15,000 shares of our common stock and was issued a Warrant to purchase 7,500 shares of our common stock, and (ii) Ventures acquired 250,000 shares of our common stock and a Warrant to purchase 125,000 shares of our common stock. Pursuant to the Foundation 13D, Mr. Seaman has concluded that he does not have beneficial ownership of the shares of stock held by the Foundation. Additionally, pursuant to the Foundation 13D, Mr. Seaman and other reporting persons named therein may be deemed to constitute a group for purposes of Section 13(d) or Section 13(g) of the Exchange Act.   However, the Foundation, Ventures, Chaswil, Ltd., and Mr. Seaman expressly disclaim (i) that, for purposes of Section 13(d) or Section 13(g) of the Exchange Act, they are a member of a group with respect to our securities held by DLD Family Investments, LLC, Mr. Arnold, Mr. Bailey or Ms. Williams and (ii) that they have agreed to act together with DLD Family Investments, LLC, Mr. Arnold, Mr. Bailey or Ms. Williams as a group other than as described in the Foundation 13D. The reporting persons in the Foundation 13D, other than Mr. Seaman and Ventures, own in the aggregate: (i) 786,667 shares of common stock; (ii) 44,445 shares of common stock underlying Series C warrants exercisable at $30.00 per share; and (iii) 260,000 shares of common stock underlying April 2006 Warrants.

In connection with the April 2006 financing, (i) Palantir Group, Inc., an entity in which Dr. Bailey has voting power and/or investment power, acquired 10,000 shares of our common stock and a Warrant to purchase 5,000 shares of the Company’s common stock, (ii) MDB Capital Group LLC, an entity in which Dr. Bailey served as a managing director during 2006, but disclaims any voting power and/or investment power, acquired 200,000 shares of the Company’s common stock and a Warrant to purchase 100,000 shares of the Company’s common stock, and (iii) MDB Capital Group LLC received $1,723,300 for its services in the April 2006 financing and a three year warrant to purchase 208,330 shares of our common stock at $5.00 per share, of which MDB Capital Group LLC assigned the right to purchase 38,928 shares of common stock to Dr. Bailey on April 24, 2006.

None of our executive officers or directors and their family members or affiliates is indebted to us in an amount greater than $120,000.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board currently consists of Dr. Hung, Mr. Richman and Mr. Seaman, all of which are independent, non-employee directors.

The Audit Committee operates under a written charter adopted by the Board of Directors, which is evaluated annually. The charter of the Audit Committee is available on the Company’s website at http://www.opexatherapeutics.com under the heading “Investor Info”. The Audit Committee selects, evaluates and, where deemed appropriate, replaces the Company’s independent auditors. The Audit Committee also pre-approves all audit services, engagement fees and terms, and all permitted non-audit engagements, except for certain de minimus amounts.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report on the Company’s consolidated financial statements. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has reviewed the Company’s audited financial statements for fiscal 2006 and has met and held discussions with management and Malone & Bailey, PC, the Company’s independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements for fiscal 2006 were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee discussed the consolidated financial statements with the independent auditors. The Audit Committee also discussed with Malone & Bailey, PC matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

Malone & Bailey, PC also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Malone & Bailey, PC the accounting firm’s independence.

Based upon the Audit Committee’s discussion with management and Malone & Bailey, PC, and the Audit Committee’s review of the representation of management and the report of Malone & Bailey, PC to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors of Opexa Therapeutics, Inc.

David Hung, Michael Richman and Scott Seaman

COMPENSATION COMMITTEE

The Compensation Committee seeks to provide an overall level of compensation to our executives that are competitive within our industry and other companies of comparable size and complexity. Compensation in any particular case may vary from any industry average on the basis of annual and long-term performance as well as individual performance. The Compensation Committee will exercise its discretion to set compensation where in its judgment external, internal or individual circumstances warrant it. The Committee is also responsible for reviewing and making recommendations to the Board regarding all forms of compensation to be provided to the Company’s named executive officers, including stock compensation and bonuses.

The overall goal of the Compensation Committee is to ensure that compensation policies are established that are consistent with our strategic business objectives and that provide incentives for the attainment of those objectives. This is affected in the context of a compensation program that includes base pay, annual incentive compensation and stock ownership. The Committee’s objectives are to ensure that:

•	there is an appropriate relationship between executive compensation and the creation of shareholder value;
•	the total compensation program will motivate, retain and attract quality executives; and
•	current cash and equity incentives are competitive with comparable companies.

Elements of Compensation

Compensation for officers and key executives includes:

•	Annual cash compensation in the form of base salary;
•	Discretionary or contractual bonuses; and
•	Equity elements through the issuance of stock and stock options.

Salary and Bonus

Cash compensation consists of base salary, which is determined based upon the level of responsibility, expertise and experience of the executive and the competitive conditions of the industry.

Equity Elements

Ownership of the Company’s common stock is a key element of executive compensation. The Committee believes that a significant portion of executive compensation should be dependent upon the value created for the shareholders. Officers and other employees of the Company are eligible to participate in the Company’s June 2004 Compensatory Stock Option Plan. This plan allows the Board or the Committee to grant stock options to employees on such terms as the Board or the Committee may determine. In addition, employees may be granted stock awards or stock options outside of this plan.

Executive officers also receive benefits generally available to all employees of the Company (such as health insurance).

OTHER BUSINESS

The Board knows of no other business to come before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the accompanying form of proxy or their substitutes will vote in their discretion on those matters.

By Order of the Board of Directors

David McWilliams
President and Chief Executive Officer

May 18, 2007
The Woodlands, Texas

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE OR BY FAX AT (281) 872-8585. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

OPEXA THERAPEUTICS, INC.

ANNUAL MEETING OF SHAREHOLDERS

Monday, June 18, 2007

10:00 a.m. Central Daylight Savings Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

 The undersigned shareholder of Opexa Therapeutics, Inc. (the “Company”) hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and appoints Lynne Hohlfeld or David B. McWilliams and each of them, with full power of substitution, as Proxy or Proxies to vote as specified in this Proxy all the shares of common stock of the Company of the undersigned at the Annual Meeting of Shareholders of the Company to the held at Bruker Technology Park, 2700 North Crescent Ridge Drive, The Woodlands, Texas 77381, at 10:00 a.m., Central Time, June 18, 2006, and any and all adjournments or postponements thereof. Either of such Proxies or substitutes shall have and may exercise all of the powers of said Proxies hereunder. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL ONE, RATIFICATION OF THE AUDITORS UNDER PROPOSAL TWO, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING INCLUDING ANY ADJORUNMENT OF THE MEETING. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY THE DELIVERING TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.

There are two ways to vote your Proxy - By Mail or by Fax Mark, sign and date your proxy card and return it in the pre-addressed postage-paid envelope we’ve provided or fax it to: (281) 872-8585.	COMPANY #

If you vote by fax, please do not mail your Proxy Card

The Board of Directors Recommends a Vote FOR Items 1 and 2

PROPOSAL 1 - Election of Directors:

To elect directors out of the five persons nominated to hold office until the 2007 Annual Meeting of Shareholders. You may check some or all of the five nominees.
			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

1.	Davi	David B. McWilliams	☐	☐	☐	4.	Michael Richman	☐	☐	☐

2.		Gregory Bailey	☐	☐	☐	5.	Scott Seaman	☐	☐	☐

3.		David Hung	☐	☐	☐

 PROPOSAL 2 - Ratification of Auditors:

Proposal to ratify the appointment of Malone & Bailey, PC as auditors for the year 2007.	☐	For	☐	Against	☐	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEMS 1 THROUGH 2.

Address Change? Mark Box ☐ Indicate changes below:	Date
Signature
Printed Name
Signature (if jointly held)
Printed Name

Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.